Exhibit 8.1

List of Subsidiaries

Company Name		Country
Wholly owned subsidiaries
1.	141 Union Company	United States of America
2.	Agnew Pastoral Company Pty Ltd	Australia
3.	Albion Downs Pty Limited	Australia
4.	Araguaia Participaçóes Ltda	Brazil
5.	BHP Billiton (AUS) DDS Pty Ltd	Australia
6.	BHP Billiton (Towage Services) Pty Ltd (b) (e)	Australia
7.	BHP Billiton (Trinidad) Holdings Ltd	Saint Lucia
8.	BHP Billiton (Trinidad-2C) Ltd	Canada
9.	BHP Billiton (Trinidad-3A) Ltd	Trinidad and Tobago
10.	BHP Billiton (UK) DDS Limited	United Kingdom
11.	BHP Billiton (UK) Limited	United Kingdom
12.	BHP Billiton Aluminium Australia Pty Ltd	Australia
13.	BHP Billiton Boliviana de Petróleo Inc.	United States of America
14.	BHP Billiton Brasil Exploração e Produção de Petróleo Limitada	Brazil
15.	BHP Billiton Brasil Investimentos de Petróleo Ltda	Brazil
16.	BHP Billiton Brasil Ltda	Brazil
17.	BHP Billiton Canada Inc.	Canada
18.	BHP Billiton Capital Inc.	United States of America
19.	BHP Billiton Chile Inversiones Limitada	Chile
20.	BHP Billiton Company B.V.	Netherlands
21.	BHP Billiton Direct Reduced Iron Pty Limited (b) (d)	Australia
22.	BHP Billiton Energy Coal Australia Pty Ltd	Australia
23.	BHP Billiton Energy Coal Inc.	United States of America
24.	BHP Billiton Explorations Chile SpA	Chile
25.	BHP Billiton Finance (USA) Limited	Australia
26.	BHP Billiton Finance B.V.	Netherlands
27.	BHP Billiton Finance Limited	Australia
28.	BHP Billiton Finance Plc	United Kingdom
29.	BHP Billiton Foreign Holdings Inc.	United States of America
30.	BHP Billiton Foundation	United States of America
31.	BHP Billiton Freight Singapore Pte Limited	Singapore
32.	BHP Billiton Group Limited	United Kingdom
33.	BHP Billiton Group Operations Pty Ltd (a) (b)	Australia
34.	BHP Billiton Holdings Limited	United Kingdom
35.	BHP Billiton Innovation Pty Ltd (a) (b)	Australia
36.	BHP Billiton International Metals B.V.	Netherlands
37.	BHP Billiton International Services Limited	United Kingdom
38.	BHP Billiton International Trading (Shanghai) Co. Ltd	China
39.	BHP Billiton Investment Holdings Limited	United Kingdom
40.	BHP Billiton IO Mining Pty Ltd	Australia
41.	BHP Billiton IO Pilbara Mining Pty Ltd	Australia
42.	BHP Billiton IO Workshop Pty Ltd	Australia
43.	BHP Billiton Iron Ore Holdings Pty Ltd	Australia
44.	BHP Billiton Iron Ore Pty Limited (b) (d)	Australia
45.	BHP Billiton Japan Limited	Japan
46.	BHP Billiton Lonsdale Investments Pty Ltd (a) (b)	Australia
47.	BHP Billiton Marine & General Insurances Pty Ltd	Australia

Company Name		Country
48.	BHP Billiton Marketing AG	Switzerland
49.	BHP Billiton Marketing Asia Pte Ltd	Singapore
50.	BHP Billiton Marketing Inc.	United States of America
51.	BHP Billiton Marketing Services India Pvt Ltd	India
52.	BHP Billiton Marketing UK Limited	United Kingdom
53.	BHP Billiton MetCoal Holdings Pty Ltd (a) (b)	Australia
54.	BHP Billiton Minerals Pty Ltd (b) (d)	Australia
55.	BHP Billiton New Mexico Coal Inc.	United States of America
56.	BHP Billiton Nickel West Pty Ltd (a) (b)	Australia
57.	BHP Billiton Olympic Dam Corporation Pty Ltd (a) (b)	Australia
58.	BHP Billiton Petróleo Holdings de México S. de R.L. de C.V.	Mexico
59.	BHP Billiton Petróleo Operaciones de México S. de R.L. de C.V.	Mexico
60.	BHP Billiton Petróleo Servicios Administrativos S. de R.L. de C.V.	Mexico
61.	BHP Billiton Petróleo Servicios de México S. de R.L. de C.V.	Mexico
62.	BHP Billiton Petroleum (Americas) Inc.	United States of America
63.	BHP Billiton Petroleum (Arkansas Holdings) Inc.	United States of America
64.	BHP Billiton Petroleum (Arkansas) Inc.	United States of America
65.	BHP Billiton Petroleum (Australia) Pty Ltd	Australia
66.	BHP Billiton Petroleum (Bass Strait) Pty Ltd	Australia
67.	BHP Billiton Petroleum (Bimshire) Limited	United Kingdom
68.	BHP Billiton Petroleum (Brazil) Limited	United Kingdom
69.	BHP Billiton Petroleum (Carlisle Bay) Limited	United Kingdom
70.	BHP Billiton Petroleum (Deepwater) Inc.	United States of America
71.	BHP Billiton Petroleum (Fayetteville) L.L.C	United States of America
72.	BHP Billiton Petroleum (Foreign Exploration Holdings) L.L.C	United States of America
73.	BHP Billiton Petroleum (GOM) Inc.	United States of America
74.	BHP Billiton Petroleum (International Exploration) Pty Ltd	Australia
75.	BHP Billiton Petroleum (KCS Resources) L.L.C	United States of America
76.	BHP Billiton Petroleum (Mexico Holdings) L.L.C	United States of America
77.	BHP Billiton Petroleum (Mexico) Limited	United Kingdom
78.	BHP Billiton Petroleum (New Ventures) Corporation	Canada
79.	BHP Billiton Petroleum (North America) Inc.	United States of America
80.	BHP Billiton Petroleum (North West Shelf) Pty Ltd	Australia
81.	BHP Billiton Petroleum (Philippines) Corporation	Canada
82.	BHP Billiton Petroleum (Sarawak) Limited	United Kingdom
83.	BHP Billiton Petroleum (South Africa 3B/4B) Limited	United Kingdom
84.	BHP Billiton Petroleum (Trinidad Block 14) Limited	United Kingdom
85.	BHP Billiton Petroleum (Trinidad Block 23A) Limited	United Kingdom
86.	BHP Billiton Petroleum (Trinidad Block 23B) Limited	United Kingdom
87.	BHP Billiton Petroleum (Trinidad Block 28) Limited	United Kingdom
88.	BHP Billiton Petroleum (Trinidad Block 29) Limited	United Kingdom
89.	BHP Billiton Petroleum (Trinidad Block 3) Limited	United Kingdom
90.	BHP Billiton Petroleum (Trinidad Block 5) Limited	United Kingdom
91.	BHP Billiton Petroleum (Trinidad Block 6) Limited	United Kingdom
92.	BHP Billiton Petroleum (Trinidad Block 7) Limited	United Kingdom
93.	BHP Billiton Petroleum (Tx Gathering) L.L.C	United States of America
94.	BHP Billiton Petroleum (TxLa Operating) Company	United States of America
95.	BHP Billiton Petroleum (Victoria) Pty Ltd	Australia
96.	BHP Billiton Petroleum (WSF Operating) Inc	United States of America
97.	BHP Billiton Petroleum Great Britain Limited	United Kingdom

Company Name		Country
98.	BHP Billiton Petroleum Holdings (USA) Inc.	United States of America
99.	BHP Billiton Petroleum Holdings L.L.C	United States of America
100.	BHP Billiton Petroleum International Pty Ltd	Australia
101.	BHP Billiton Petroleum Investments (Great Britain) Pty Ltd	Australia
102.	BHP Billiton Petroleum Limited	United Kingdom
103.	BHP Billiton Petroleum Properties (GP) L.L.C	United States of America
104.	BHP Billiton Petroleum Properties (LP) L.L.C	United States of America
105.	BHP Billiton Petroleum Properties (N.A.) LP	United States of America
106.	BHP Billiton Petroleum Pty Ltd	Australia
107.	BHP Billiton PNG Services Limited	Papua New Guinea
108.	BHP Billiton Services Jersey Limited	Jersey
109.	BHP Billiton Shared Business Services Pty Ltd	Australia
110.	BHP Billiton Shared Services Malaysia Sdn. Bhd.	Malaysia
111.	BHP Billiton SSM Development Pty Ltd	Australia
112.	BHP Billiton SSM Indonesia Holdings Pty Ltd	Australia
113.	BHP Billiton SSM Indonesia Pte Ltd	Singapore
114.	BHP Billiton SSM International Pty Ltd	Australia
115.	BHP Billiton Sustainable Communities	United Kingdom
116.	BHP Billiton Technology (Shanghai) Co Ltd	China
117.	BHP Billiton Towage Services (Boodarie) Pty Ltd	Australia
118.	BHP Billiton Towage Services (Iron Brolga) Pty Ltd	Australia
119.	BHP Billiton Towage Services (Iron Corella) Pty Ltd	Australia
120.	BHP Billiton Towage Services (Iron Ibis) Pty Ltd	Australia
121.	BHP Billiton Towage Services (Iron Kestrel) Pty Ltd	Australia
122.	BHP Billiton Towage Services (Iron Osprey) Pty Ltd	Australia
123.	BHP Billiton Towage Services (Iron Whistler) Pty Ltd	Australia
124.	BHP Billiton Towage Services (Mallina) Pty Ltd	Australia
125.	BHP Billiton Towage Services (Mount Florance) Pty Ltd	Australia
126.	BHP Billiton Towage Services (RT Atlantis) Pty Ltd	Australia
127.	BHP Billiton Towage Services (RT Darwin) Pty Ltd	Australia
128.	BHP Billiton Towage Services (RT Discovery) Pty Ltd	Australia
129.	BHP Billiton Towage Services (RT Eduard) Pty Ltd	Australia
130.	BHP Billiton Towage Services (RT Endeavour) Pty Ltd	Australia
131.	BHP Billiton Towage Services (RT Enterprise) Pty Ltd	Australia
132.	BHP Billiton Towage Services (RT Force) Pty Ltd	Australia
133.	BHP Billiton Towage Services (RT Inspiration) Pty Ltd	Australia
134.	BHP Billiton Towage Services (RT Rotation) Pty Ltd	Australia
135.	BHP Billiton Towage Services (RT Sensation) Pty Ltd	Australia
136.	BHP Billiton Towage Services (RT Tough) Pty Ltd	Australia
137.	BHP Billiton (Trinidad-2C) Ltd	Canada
138.	BHP Billiton UK Holdings Limited	British Virgin Islands
139.	BHP Billiton UK Investments Limited	British Virgin Islands
140.	BHP Billiton WAIO Pty Ltd (a) (e)	Australia
141.	BHP Billiton Western Mining Resources International Pty Ltd	Australia
142.	BHP Billiton World Exploration Inc.	Canada
143.	BHP Billiton Yakabindie Nickel Pty Ltd	Australia
144.	BHP Billiton Zambia Limited	Zambia
145.	BHP Capital No. 20 Pty Limited	Australia
146.	BHP Chile Inc.	United States of America
147.	BHP Coal Pty Ltd (a) (b)	Australia

Company Name		Country
148.	BHP Copper Inc.	United States of America
149.	BHP Escondida Inc.	United States of America
150.	BHP Finance (International) Inc.	United States of America
151.	BHP Group Limited	United Kingdom
152.	BHP Group Pty Ltd	Australia
153.	BHP Group Resources Pty Ltd	Australia
154.	BHP Hawaii Inc.	United States of America
155.	BHP Holdings (International) Inc.	United States of America
156.	BHP Holdings (Resources) Inc.	United States of America
157.	BHP Holdings (USA) Inc.	United States of America
158.	BHP Holdings International (Investments) Inc.	United States of America
159.	BHP Internacional Participaçóes Ltda	Brazil
160.	BHP International Finance Corp	United States of America
161.	BHP Mineral Resources Inc.	United States of America
162.	BHP Minerals Asia Pacific Pty Ltd	Australia
163.	BHP Minerals Europe Limited	United Kingdom
164.	BHP Minerals Exploration Inc.	United States of America
165.	BHP Minerals Holdings Proprietary Limited (b) (d)	Australia
166.	BHP Minerals India Private Limited	India
167.	BHP Minerals International Exploration Inc.	United States of America
168.	BHP Minerals International L.L.C	United States of America
169.	BHP Minerals Service Company	United States of America
170.	BHP Peru Holdings Inc.	United States of America
171.	BHP Petroleum (Argentina) S.A.	Argentina
172.	BHP Petroleum (Cambodia) Pty Ltd	Australia
173.	BHP Petroleum (Tankers) Limited	Bermuda
174.	BHP Pty Ltd	Australia
175.	BHP Queensland Coal Investments Pty Ltd (c)	Australia
176.	BHP Queensland Coal Limited (c)	United States of America
177.	BHP Resources Inc.	United States of America
178.	BHP Titanium Minerals Pty Ltd	Australia
179.	BHPB Freight Pty Ltd (a) (b)	Australia
180.	BHPB Resolution Holdings L.L.C	United States of America
181.	Billiton Australia Finance Pty Ltd	Australia
182.	Billiton Development (Zambia) Limited	Zambia
183.	Billiton Development B.V.	Netherlands
184.	Billiton Executive Pension Scheme Trustee Limited	United Kingdom
185.	Billiton Guinea B.V.	Netherlands
186.	Billiton Investment 3 B.V.	Netherlands
187.	Billiton Investment 8 B.V.	Netherlands
188.	Billiton Investments Ireland Limited	Ireland
189.	Billiton Manganese Australia Pty Ltd	Australia
190.	Billiton Marketing Holding B.V.	Netherlands
191.	Billiton Suriname Holdings B.V.	Netherlands
192.	Broadmeadow Mine Services Pty Ltd (a) (b)	Australia
193.	Broken Hill Proprietary (USA) Inc.	United States of America
194.	Carson Hill Gold Mining Corporation	United States of America
195.	Central Queensland Services Pty Ltd (a) (b)	Australia
196.	Cerro-Quebrado S.A.	Ecuador
197.	Coal Mines Australia Pty Ltd	Australia

Company Name		Country
198.	Compañía Minera Cerro Colorado Limitada	Chile
199.	Consolidated Nominees Proprietary Limited	South Africa
200.	Dampier Coal (Queensland) Proprietary Limited (b) (d)	Australia
201.	Global BHP Copper Ltd	Cayman Islands
202.	Global Offshore Oil Exploration (South Africa) (Proprietary) Limited	South Africa
203.	Hamilton Brothers Petroleum Corporation	United States of America
204.	Hamilton Oil Company Inc.	United States of America
205.	Hay Point Services Pty Limited (a) (b)	Australia
206.	Hunter Valley Energy Coal Pty Ltd	Australia
207.	IPS USA Inc.	United States of America
208.	Jenipapo Recursos Naturais Ltda	Brazil
209.	Kelti S.A.	Chile
210.	Marcona International S.A.	Panama
211.	Minera Spence SA	Chile
212.	Mt Arthur Coal Pty Limited	Australia
213.	Mt Arthur Underground Pty Ltd	Australia
214.	OS ACPM Pty Ltd (b) (e)	Australia
215.	OS MCAP Pty Ltd	Australia
216.	Operaciones Conjuntas S. de R.L. de C.V.	Mexico
217.	Petrohawk Energy Corporation	United States of America
218.	Phoenix Mining Finance Company Proprietary Limited	South Africa
219.	Pilbara Gas Pty Limited (b) (d)	Australia
220.	PT BHP Billiton Indonesia	Indonesia
221.	PT BHP Billiton Services Indonesia	Indonesia
222.	PT Billiton Indonesia	Indonesia
223.	RAL Cayman Inc.	Cayman Islands
224.	Red Mountain Infrastructure Pty Ltd	Australia
225.	Rio Algom Exploration Inc.	Canada
226.	Rio Algom Investments (Chile) Inc.	Canada
227.	Rio Algom Limited	Canada
228.	Rio Algom Mining L.L.C	United States of America
229.	Riocerro Inc.	Cayman Islands
230.	Riochile Inc.	Cayman Islands
231.	South Texas Shale L.L.C	United States of America
232.	Stein Insurance Company Limited	Guernsey
233.	Tamakaya Energía SpA	Chile
234.	The Broken Hill Proprietary Company Pty Ltd (a) (b)	Australia
235.	The World Marine & General Insurance Plc	United Kingdom
236.	UMAL Consolidated Pty Ltd (b) (d)	Australia
237.	United Iron Pty Ltd	Australia
238.	Weebo Pastoral Company Pty Ltd	Australia
239.	Westminer Insurance Pte Ltd	Singapore
240.	Winwell Resources L.L.C	United States of America
241.	WMC (Argentina) Inc.	United States of America
242.	WMC Corporate Services Inc.	United States of America
243.	WMC Finance (USA) Limited	Australia
244.	WMC Mineraçóo Ltda	Brazil
245.	WMC Resources Marketing Limited	Canada

Subsidiaries where effective interest is less than 100 per cent
246.	BHP Billiton (Philippines) Inc. (99.99%)	Philippines

Company Name		Country
247.	BHP Billiton Mitsui Coal Pty Ltd (80%)	Australia
248.	BHP Billiton Petroleum (Eagle Ford Gathering) L.L.C (75%)	United States of America
249.	BHP Iron Ore (Jimblebar) Pty Ltd (85%)	Australia
250.	BHP Shared Services Philippines Inc. (99.99%)	Philippines
251.	Consórcio Santos Luz de Imóveis Ltda (90%)	Brazil
252.	Lubilanji Mining SPRL (Lumi SPRL) (51%)	The Democratic Republic of the Congo
253.	Minera Escondida Ltda (57.5%)	Chile
254.	QNI Philippines Inc. (99.99%)	Philippines

Joint operations
255.	Bass Strait (50%)	Australia
256.	BHP Billiton SaskPower Carbon Capture and Storage (CCS) Knowledge Centre Inc. (50%)	Canada
257.	Blue Ocean Bulk Shipping Limited (50%)	Liberia
258.	BM Alliance Coal Marketing Pty Limited (50%)	Australia
259.	BM Alliance Coal Operations Pty Limited (50%)	Australia
260.	BM Alliance Marketing Pte Ltd (50%)	Singapore
261.	BMA Japan KK (50%)	Japan
262.	Bruce (16%)	United Kingdom
263.	Central Queensland Coal Associates (50%)	Australia
264.	Eagle Ford (<1-100%)	United States of America
265.	Fayetteville (<1-100%)	United States of America
266.	Greater Angostura (45%)	Trinidad and Tobago
267.	Gregory (50%)	Australia
268.	Gulf of Mexico (23.9-44%)	United States of America
269.	Haynesville (<1-100%)	United States of America
270.	JW4 (68%)	Australia
271.	Keith (31.83%)	United Kingdom
272.	Macedon (71.43%)	Australia
273.	Minerva (90%)	Australia
274.	Mt Goldsworthy (85%)	Australia
275.	Mt Newman (85%)	Australia
276.	North West Shelf (12.5–16.67%)	Australia
277.	North West Shelf Gas Pty Limited (16.67%)	Australia
278.	North West Shelf Liaison Company Pty Ltd (16.67%)	Australia
279.	North West Shelf Lifting Coordinator Pty Ltd (16.67%)	Australia
280.	North West Shelf Shipping Service Company Pty Ltd (16.67%)	Australia
281.	Permian (<1-100%)	United States of America
282.	Posmac (65%)	Australia
283.	Pyrenees (40–71.43%)	Australia
284.	ROD Integrated Development (29.50%)	Algeria
285.	South Blackwater Coal Pty Limited (50%)	Australia
286.	Southern Natural Gas Development Pty Limited (50%)	Australia
287.	Stybarrow (50%)	Australia
288.	Thakweneng Mineral Resources Pty Ltd (50%)	South Africa
289.	Wheelarra (51%)	Australia
290.	Yandi (85%)	Australia

Joint ventures and associates
291.	Caesar Oil Pipeline Company L.L.C (25%)	United States of America

Company Name		Country
292.	Carbones del Cerrejón Limited (33.33%)	Anguilla
293.	Cerrejón Zona Norte S.A. (33.33%)	Colombia
294.	Cleopatra Gas Gathering Company L.L.C (22%)	United States of America
295.	CMC-Coal Marketing DAC (33.33%)	Ireland
296.	Compañía Minera Antamina S.A. (33.75%)	Peru
297.	Global HubCo B.V. (33.33%)	Netherlands
298.	Marine Well Containment Company L.L.C (10%)	United States of America
299.	NCIG Holdings Pty Ltd (35.47%)	Australia
300.	Resolution Copper Mining L.L.C (45%)	United States of America
301.	Rightship Pty Limited (33.33%)	Australia
302.	Samarco Mineração S.A. (50%)	Brazil

Minority Investments
303.	Commonwealth Steamship Insurance Company Pty Limited (29.72%)	Australia
304.	Euronimba Limited (45.2%)	Jersey
305.	Interstate Steamship Insurance Company Pty Ltd (24.91%)	Australia
306.	Pilbara Pastoral Company Pty Limited (25%)	Australia
307.	Ponta Ubu Agropecuária Ltda. (49%)	Brazil

(a)	These companies are parties to the Limited Deed of Cross Guarantee, originally entered into on 6 June 2016, and members of the Closed Group, as at 30 June 2018.
(b)

These companies are parties to the Limited Deed of Cross Guarantee and are relieved from the Corporations Act 2001 requirements for preparation, audit and lodgement of financial reports and Directors’ reports.

(c)	These companies were removed from the Limited Deed of Cross Guarantee based on the Revocation Deed executed on 20 December 2016.
(d)	These companies were added into the Limited Deed of Cross Guarantee based on the Assumption Deed executed on 29 June 2017 and are members of the Closed Group, as at 30 June 2017.
(e)	These companies were added into the Limited Deed of Cross Guarantee based on the Assumption Deed executed on 26 June 2018 and are members of the Closed Groups, as at 30 June 2018.